                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 25, 2003
                                -----------------




                       Mercantile Bankshares Corporation
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                    0-5127               52-0898572
         --------                    ------               ----------

         (State or other             (Commission          (IRS Employer
         jurisdiction of             File Number)         Identification No.)
         incorporation)



              Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
              -----------------------------------------------------
               (Address of principal executive office)   (Zip Code)


       Registrant's telephone number, including area code, (410) 237-5900
                                                           --------------

Item 5.   Other Events and Regulation FD Disclosure.

     This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

     On February 25, 2003, the registrant issued a press release announcing the retirement of H. Furlong Baldwin as Chairman of the Board and Director and the election of Edward J. Kelly III as Chairman. A copy of the release is attached as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

                                    Exhibits

     20      Press release dated February 25, 2003.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Mercantile Bankshares Corporation
                                                 (Registrant)




Date: February 25, 2003               By: /s/ Terry L. Troupe
                                          -------------------
                                          Terry L. Troupe
                                           Chief Financial Officer and Treasurer